CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$ (309,352)	¥ (2,153,645)	¥ 1,975,183	¥ 723,753
Other comprehensive income (loss):
Foreign currency translation adjustment, net of tax of nil	1,742	12,126	84,430	(33,065)
Unrealized gains (losses) on available for sale investments, net of tax of nil	(14)	(99)	(1,146)	1,071
Total comprehensive income (loss)	(307,624)	(2,141,618)	2,058,467	691,759
Total comprehensive income (loss) attributable to the non-controlling interest shareholders	(852)	(5,931)	6,621	(126,049)
Total comprehensive income (loss) attributable to 9F Inc.	$ (308,476)	¥ (2,147,549)	¥ 2,065,088	¥ 565,710